Exhibit 32.2

RECKSON OPERATING PARTNERSHIP, L. P.
Certification of James Mead, Treasurer of Wyoming Acquisition GP LLC,
the sole general partner of the Registrant, pursuant to Section 1350 of
Chapter 63 of Title 18 of the United States Code

I, James Mead, Treasurer of Wyoming Acquisition GP LLC, the sole general partner of Reckson Operating Partnership, L. P. (the "Registrant"), certify pursuant to section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that:
1)    The Quarterly Report on Form 10-Q of the Registrant for the quarterly period ended September 30, 2014 (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and
2)    The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

/s/ James Mead
Name:	James Mead
Title:	Treasurer
of Wyoming Acquisition GP LLC,
the sole general partner of the Registrant

November 14, 2014